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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 9, 2002 (October 7,
                                                 ---------------------------
2002)
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                             GREIF BROS. CORPORATION
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             (Exact name of registrant as specified in its charter)

                Delaware                                31-4388903
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     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

      425 Winter Road, Delaware, Ohio                    43015
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(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (740) 549-6000
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                                 Not Applicable
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          Former name or former address, if changed since last report.

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Item 5. Other Events and Regulation FD Disclosure

Greif Bros. Corporation (the "Company") commenced trading on the New York Stock Exchange ("NYSE") on October 7, 2002. The Company's Class A and Class B Common Stock, which previously traded on the Nasdaq National Market under the ticker symbols GBCOA and GBCOB, respectively, will now trade on the NYSE under the ticker symbols GEF and GEF.B, respectively.

A press release, issued by the Company on October 7, 2002, is included herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c)      Exhibits:

         Exhibit Number            Description

           99 Press release issued by Greif Bros. Corporation on October 7, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Greif Bros. Corporation

DATE: October 9, 2002                     BY: /s/ Donald S. Huml
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                                             Donald S. Huml
                                             Chief Financial Officer
                                             (Duly Authorized Signatory)

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                              INDEX TO EXHIBITS

Exhibit Number                  Description

   99 Press release issued by Greif Bros. Corporation on October 7, 2002.